                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549


                                  ------------------


                                       FORM 8-K
                                    CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):             January 30, 1998


                              TCF Financial Corporation
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                (Exact name of registrant as specified in its charter)



                                       Delaware
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                    (State or other jurisdiction of incorporation)



          0-16431                                    41-1591444
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Commission File Number                     (IRS Employer Identification No.)


            801 Marquette Avenue, Suite 302, Minneapolis, Minnesota 55402
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                       (Address of principal executive offices)


     (612) 661-6500
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Registrant's Telephone Number



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Item 5.   OTHER EVENTS

     TCF Financial Corporation, a Delaware corporation ("TCF"), and American Stores Company, parent company of Jewel-Osco, announced on January 30, 1998 that they had completed the acquisition by TCF National Bank Illinois ("TCF Bank") of 76 branches in Jewel-Osco stores in the Chicago area previously operated by Bank of America (the "Transaction").

     Certain additional information regarding the Transaction is contained in the press release (the "Press Release") dated January 30,1998, and was previously reported in TCF's Current Report on Form 8-K dated November 10, 1997, No. 0-16431, incorporated herein by reference. The Press Release is attached hereto as an exhibit and is incorporated herein by reference. The foregoing summary of such exhibit is qualified in its entirety by reference to the complete text of such exhibit.


CAUTIONARY STATEMENT FOR PURPOSES OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995.

     This Current Report, the Press Release attached hereto and other written and oral statements made by or on behalf of TCF contain, or may contain, certain "forward-looking statements," including statements concerning plans, objectives and future events or performance, and other statements which are other than statements of historical fact. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, but are not limited to, the following: (i) failure to fully realize or to realize within the expected time frame expected cost savings from the Transaction; (ii) lower than expected income or revenues following the Transaction, or higher than expected operating costs; (iii) a significant increase in competitive pressure in the banking and financial services industry; (iv) business disruption related to the Transaction; (v) greater than expected costs or difficulties related to operating supermarket branches in Jewel-Osco stores; (vi) litigation costs and delays caused by litigation; (vii) higher than anticipated costs in completing the Transaction; (viii) unanticipated regulatory constraints resulting from the Transaction; (ix) reduction in interest margins due to changes in the interest rate environment; (x) poorer than expected general economic conditions, including acquisition and growth opportunities, either nationally or in the states in which TCF will be doing business following the Transaction; (xi) legislation or regulatory changes which adversely affect the businesses in which TCF would be engaged; and (xii) other unanticipated occurrences which may adversely affect the Transaction, increase the costs related to the Transaction or decrease the expected financial benefits of the Transaction.

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Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)       Exhibits

           99.1  Press Release dated January 30, 1998




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                                      SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:  February 11, 1998

                                   TCF FINANCIAL CORPORATION



                                   By   /s/ Ronald J. Palmer
                                       -------------------------------------
                                        Ronald J. Palmer
                                   Its  Treasurer and Chief Financial Officer